Rydex|SGI Variable Funds SUMMARY PROSPECTUS

                                                                     May 1, 2010

                                                                        SERIES E
                                                 (U.S. INTERMEDIATE BOND SERIES)

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                                                                     RYDEX | SGI
                                                  SECURITY GLOBAL INVESTORS (SM)



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Before you invest, you may want to review the fund's prospectus, which contains more information about the fund and its risks. You can find the fund's prospectus, statement of additional information (SAI), annual report and other information about the fund online at https://www.securitybenefit.com/ProductDocs/SB/Prospectuses/VA_PDFs/
SBL/SBL_USIBE.pdf. You can also get this information at no cost by calling 1-800-888-2461 or by sending an e-mail to: sservices@sg-investors.com.

The fund's prospectus and SAI, each dated May 1, 2010, and the fund's most recent shareholder report are all incorporated by reference into this Summary Prospectus.
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                                                         WWW.SECURITYBENEFIT.COM
                           RYDEX DISTRIBUTORS, INC., SECURITY DISTRIBUTORS, INC.

SUMUSIBE-0510 x0511
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INVESTMENT OBJECTIVE -- Series E seeks to provide current income.

FEES AND EXPENSES OF THE SERIES -- This table describes the fees and expenses that you may pay if you buy and hold shares of the Series. The table below does not take into account any of the expenses associated with an investment in variable insurance products offered by participating insurance companies. The Series is available only through the purchase of such products. If such fees and expenses were reflected, the overall expenses would be higher.

     SHAREHOLDER FEES (fees paid directly from your investment)

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Maximum Sales Charge (Load) Imposed on Purchases (as a percentage
of offering price)                                                          None
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     ANNUAL OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

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Management fees                                                           0.75%
Other expenses                                                            0.17%
TOTAL ANNUAL FUND OPERATING EXPENSES                                      0.92%
Fee waiver (and/or expense reimbursement)(1)                             -0.11%
TOTAL ANNUAL FUND OPERATING EXPENSES AFTER FEE WAIVER
(AND/OR EXPENSE REIMBURSEMENT)                                            0.81%
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     1    The Investment Manager has contractually agreed through April 30, 2011 to waive fees and/or reimburse Series expenses to the extent necessary to limit the ordinary operating expenses (exclusive of brokerage costs, dividends on securities sold short, acquired fund fees and expenses, interest, taxes, litigation, indemnification, and extraordinary expenses) ("Operating Expenses") of a Series to an indicated annual percentage of average daily net assets. The Series may have "Total annual operating expenses after fee waiver" greater than the expense cap as a result of any acquired fund fees and expenses or other expenses that are excluded from the calculation. The Investment Manager is entitled to reimbursement by the Series of fees waived or expenses reimbursed during any of the previous 36 months beginning on the date of the expense limitation agreement. The agreement will expire when it reaches its termination or when the investment adviser ceases to serve as such (subject to recoupment rights).
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     EXAMPLE. This Example is intended to help you compare the cost of investing in the Series with the cost of investing in other mutual funds. It does not reflect separate account or insurance contract fees and charges, which if reflected would increase expenses.

     The Example assumes that you invest $10,000 in the Series for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Series' operating expenses remain the same. Although the actual costs may be higher or lower, based on these assumptions your costs would be:

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      1 YEAR           3 YEARS          5 YEARS          10 YEARS
       $83               $282             $499            $1,121
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     PORTFOLIO TURNOVER. The Series pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction. These costs, which are not reflected in annual operating expenses or in the example, affect the Series' performance. During the most recent fiscal year, the Series' portfolio turnover rate was 76% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES -- In pursuit of its objective, the Series will invest, under normal market conditions, at least 80% of its net assets in investment grade fixed income securities (i.e., rated in the top four long-term rating categories by a nationally recognized statistical rating organization or, if unrated, determined by Security Investors, LLC ("the Investment Manager") to be of comparable quality). Such fixed income securities may include,

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without limitation, corporate bonds and other corporate debt securities, securities issued by the U.S. government or its agencies and instrumentalities, and mortgage-backed and asset-backed securities. The Investment Manager will attempt to maintain a dollar-weighted average duration of 3 to 4.5 years in managing the Series' portfolio.

     While the Series will invest primarily in domestic fixed income securities, it also may invest in dollar-denominated fixed income securities issued by foreign issuers. Consistent with its investment objective and principal investment strategies, the Series also may invest in debt securities that are not investment grade (also known as "high yield/high risk securities" or "junk bonds") or securities that include limitations on resale ("restricted securities"). Further, the Series may enter into derivative instruments such as futures contracts, options on futures contracts, options on securities, and credit derivative instruments for purposes of enhancing income, hedging risks posed by other portfolio holdings, or as a substitute for investing, purchasing or selling securities.

     The Investment Manager uses a combination of a qualitative economic overview approach in reviewing growth trends that is based upon several fixed income factors, such as bond spreads and interest rates, along with a quantitative fundamental bottom-up approach in selecting asset classes and securities. The Investment Manager analyzes broad economic growth trends in the selection of duration weighting and construction and then uses credit analysis and relative value in selecting securities. The Investment Manager's credit analysis includes looking at factors such as an issuer's management experience, cash flow, position in its market, capital structure, general economic factors and market conditions, as well as global market conditions.

     To determine the relative value of a security, the Investment Manager compares the credit risk and yield of the security to the credit risk and yield of other securities of the same or another asset class. Higher quality securities tend to have lower yields than lower quality securities. Based upon current market conditions, the Investment Manager will consider the relative risks and rewards of various asset classes and securities in selecting securities for the Series.

     The Investment Manager may determine to sell a security (1) if it can purchase a security with a better relative value; (2) if a security's credit rating has been changed or there is a change in fundamentals; (3) if it believes diversification of the Series is compromised due to mergers or acquisitions; or
(4) to meet redemption requests, among other reasons. Under adverse market conditions, the Series can make temporary defensive investments and may not be able to pursue its objective.

PRINCIPAL RISKS -- The value of an investment in the Series will fluctuate and is subject to investment risks, which means investors could lose money. The principal risks of investing in the Series are listed below.

     CREDIT DERIVATIVE TRANSACTIONS RISK. Credit derivative instruments may involve special risks because they are difficult to value and typically are highly susceptible to credit risk and may be difficult to sell. In addition, credit default swap transactions may involve greater risks than if a Series had invested in the reference obligation directly.

     CREDIT RISK. The Series could lose money if the issuer of a bond is unable to repay interest and principal on time or defaults. The issuer of a bond could also suffer a decrease in quality rating, which would affect the volatility and liquidity of the bond.

     FOREIGN SECURITIES RISK. Foreign securities carry additional risks when compared to U.S. securities, including currency fluctuations, adverse political and economic developments, unreliable or untimely information, less liquidity, limited legal recourse and higher transactional costs.

     HIGH YIELD SECURITIES RISK. Higher yielding, high risk debt securities may present additional risk because these securities may be less liquid and present more credit risk than investment grade bonds. The price of high yield securities tends to be more susceptible to issuer-specific operating results and outlook and to real or perceived adverse economic and competitive industry conditions.

     INTEREST RATE RISK. Investments in fixed-income securities are subject to the possibility that interest rates could rise sharply, causing the value of the Series' securities and share prices to decline. Fixed income securities with longer durations are subject to more volatility than those with shorter durations.

     MARKET RISK. The market value of the securities held by the Series may fluctuate resulting from factors affecting the individual company or other factors such as changing economic, political or financial market conditions.

     MORTGAGE-BACKED SECURITIES RISK. Investors in mortgage-backed securities receive payments that are part interest and part return of principal. These payments may vary based on the rate at which homeowners pay off their

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loans. Some mortgage-backed securities may have structures that make their reaction to interest rates and other factors difficult to predict, making their prices very volatile.

     OPTIONS AND FUTURES RISK. Options and futures may sometimes reduce returns or increase volatility. They also may entail transactional expenses.

     PREPAYMENT RISK. Securities subject to prepayment risk generally offer less potential for gains when interest rates decline, because issuers of the securities may be able to prepay the principal due on the securities, and may offer a greater potential for loss when interest rates rise.

     RESTRICTED SECURITIES RISK. Restricted securities generally cannot be sold to the public and may involve a high degree of business and financial risk, which may result in substantial losses to the Series.

PERFORMANCE INFORMATION -- The following chart and table provide some indication of the risks of investing in the Series by showing changes in the Series' share performance from year to year and by showing how the Series' average annual returns for one, five, and ten years have compared to those of a broad measure of market performance. As with all mutual funds, past performance is not necessarily an indication of how the Series will perform in the future.

     The performance figures do not reflect fees and expenses associated with an investment in variable insurance products through which shares of the Series are purchased, and, if such fees and expenses were reflected, the performance figures would be lower. Shares of the Series are available only through the purchase of such products.


       (Bar Chart)
   2000         8.6%
   2001         7.2%
   2002         9.3%
   2003         3.2%
   2004         3.8%
   2005         1.9%
   2006         3.8%
   2007         2.9%
   2008        -8.7%
   2009         8.4%


HIGHEST QUARTER RETURN
3Q 2002                 4.29%

LOWEST QUARTER RETURN
4Q 2008                -5.52%


     AVERAGE ANNUAL TOTAL RETURNS (For the periods ended December 31, 2009)

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                                                                         1 YEAR       5 YEARS       10 YEARS
Series E                                                                  8.41%         1.50%          3.91%
Barclays Capital Intermediate U.S. Government/Credit Index
(reflects no deductions for fees, expenses, or taxes)                     5.24%         4.66%          5.93%
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

MANAGEMENT OF THE SERIES --

     INVESTMENT MANAGER. Security Investors, LLC (the "Investment Manager") serves as the investment manager of the Series.

     PORTFOLIO MANAGER. Daniel Portanova is primarily responsible for the day-to-day management of the Series and holds the title "Portfolio Manager" with the Investment Manager. He has managed the Series since November 2008.

PURCHASE AND SALE OF SERIES' SHARES -- Shares of the Series are purchased primarily by insurance companies for their separate accounts to fund variable life insurance and variable annuity contracts. Investors do not deal directly with the Series to purchase and redeem shares. Please refer to the prospectus for the variable annuity or variable life insurance contract for information on the allocation of premiums and transfers of accumulated value.


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TAX INFORMATION -- Shares of the Series are owned by the insurance companies offering the variable annuity or variable life insurance contract. Please see the prospectus for the variable annuity or variable life insurance contract for information regarding the federal income tax treatment of the insurance contract.

PAYMENTS TO INSURANCE COMPANIES AND OTHER FINANCIAL INTERMEDIARIES -- The Series and its related companies may pay financial intermediaries and financial representatives for the sale of Series shares and related services. These payments may create a conflict of interest by influencing the financial intermediary or financial representative to recommend a variable annuity or variable life insurance contract and the Series over another investment. Ask your financial intermediary or financial representative or visit your financial intermediary's website for more information.


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RYDEX | SGI
SECURITY GLOBAL INVESTORS (SM)
5801 SW 6th Avenue o Topeka, Kansas 66636-0001 o www.rydex-sgi.com RYDEX DISTRIBUTORS, INC.

SUMUSIBE-0510 x0511